UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 24, 2018

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) International Business Machines Corporation (IBM) held its Annual Meeting of Stockholders on April 24, 2018. Below are the final voting results. For more information on the following proposals, see IBM’s proxy statement dated March 12, 2018, the relevant portions of which are incorporated herein by reference.

(b)

· Election of Directors for a Term of One Year:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
K.I. Chenault	536,684,559	15,079,184	4,407,539	177,174,733
M.L. Eskew	488,364,612	63,416,490	4,398,045	177,174,733
D.N. Farr	543,712,675	8,124,928	4,339,295	177,174,733
A. Gorsky	535,360,504	16,410,562	4,408,660	177,174,733
S.A. Jackson	505,061,426	46,963,767	4,153,531	177,174,733
A.N. Liveris	534,575,211	16,992,884	4,611,192	177,174,733
H.S. Olayan	541,646,267	10,013,597	4,512,352	177,174,733
J.W. Owens	535,210,094	16,537,018	4,429,490	177,174,733
V.M. Rometty	516,525,516	34,154,481	5,495,279	177,174,733
J.R. Swedish	538,199,417	13,182,486	4,796,492	177,174,733
S. Taurel	515,946,053	35,648,508	4,562,748	177,174,733
P.R. Voser	542,343,040	9,375,108	4,462,409	177,174,733
F.H. Waddell	531,378,099	20,355,389	4,446,463	177,174,733

· Ratification of Appointment of Independent Registered Public Accounting Firm:

For	700,824,743	96.1%
Against	28,277,863	3.9%
Abstain	4,247,953

  · Advisory Vote on Executive Compensation:

For	486,642,442	88.9%
Against	60,880,539	11.1%
Abstain	8,657,404
Broker Non-Votes	177,174,733

· Stockholder Proposal on Lobbying Disclosure:

For	175,797,645	32.9%
Against	358,640,393	67.1%
Abstain	21,718,962
Broker Non-Votes	177,174,733

· Stockholder Proposal on Shareholder Ability to Call a Special Shareholder Meeting:

For	242,156,900	44.1%
Against	306,382,654	55.9%
Abstain	7,626,331
Broker Non-Votes	177,174,733

· Stockholder Proposal to Have an Independent Board Chairman:

For	229,910,195	41.9%
Against	318,626,509	58.1%
Abstain	7,629,883
Broker Non-Votes	177,174,733

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 27, 2018

By:	/s/ Christina M. Montgomery
Christina M. Montgomery
Vice President and Secretary